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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 15, 2004

                                 LIFEPOINT, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                                 #33-0539168
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(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification Number)

1205 S. Dupont Street, Ontario, California               91761
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(Address of Principal Executive Offices)                 (Zip Code)

(909) 418-3000
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Registrant's Telephone Number, Including Area Code

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 15, 2004, the Company announced via press release its results for the second quarter ended September 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS

         99.1 Copy of Press Release furnished by LifePoint, Inc. (the "Company") dated November 15, 2004, relating to the Company's results for the second quarter ended September 30, 2004, referred to in Item 12 below.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therein to be duly authorized.

                                            LIFEPOINT, INC.
                                            (Registrant)

Date:    November 15, 2004                  By  /s/ Craig S. Montesanti
                                                --------------------------------
                                                    Craig S. Montesanti
                                                    Chief Accounting Officer